Exhibit 23.2




                                    BKD, LLP
                        201 N. Illinois Street, Suite 700
                                 P.O. Box 44998
                           Indianapolis, IN 46244-0998
                                 (317) 383-4000
                               Fax (317) 383-4200

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use of this Form S-8 of Worldwide Petromoly, Inc. of our report on the financial statements of Small Town Radio, Inc. for the year ended March 31, 2001.


/s/ BKD, LLP
Indianapolis, Indiana
August 10, 2001